                     n/i numeric investors Micro Cap Fund

                       n/i numeric investors Growth Fund

                      n/i numeric investors Mid Cap Fund

                  n/i numeric investors Larger Cap Value Fund

                  n/i numeric investors Small Cap Value Fund

                 (Investment Portfolios of The RBB Fund, Inc.)


                      STATEMENT OF ADDITIONAL INFORMATION

                               DECEMBER 1, 1999

                        (as revised February 16, 2000)

     This Statement of Additional Information ("SAI") provides information about the n/i numeric investors Micro Cap Fund (the "Micro Cap Fund"), the n/i numeric investors Growth Fund (the "Growth Fund"), the n/i numeric investors Mid Cap Fund (the "Mid Cap Fund") (formerly, the n/i numeric investors Growth & Value
Fund), the n/i numeric investors Larger Cap Value Fund (the "Larger Cap Value Fund") and the n/i numeric investors Small Cap Value Fund (the "Small Cap Value Fund") (together, the "Funds") of The RBB Fund, Inc. ("RBB"). This information is in addition to the information contained in the n/i numeric investors family of funds Prospectus dated December 1, 1999 (the "Prospectus").

     This SAI is not a prospectus. It should be read in conjunction with the Prospectus and the Funds' Annual Report dated August 31, 1999. The financial statements and notes contained in the Annual Report are incorporated by reference into this SAI. Copies of the Prospectus and Annual Report may be obtained from Numeric Investors L.P. ("Numeric") by calling toll-free (800) NUMERIC [(800) 686-3742].
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                               TABLE OF CONTENTS

                                                                      PAGE
                                                                      ----

GENERAL INFORMATION.................................................     1
INVESTMENT INSTRUMENTS AND POLICIES.................................     1
INVESTMENT LIMITATIONS..............................................    14
MANAGEMENT OF THE COMPANY...........................................    17
     Directors and Officers.........................................    17
     Directors' Compensation........................................    18
CONTROL PERSONS.....................................................    19
INVESTMENT ADVISORY, DISTRIBUTION AND SERVICING ARRANGEMENTS........    27
     Advisory Agreements............................................    27
     Custodian Agreements...........................................    30
     Transfer Agency Agreements.....................................    30
     Co-Administration Agreements...................................    30
     Administrative Services Agent..................................    32
     Distributor....................................................    33
FUND TRANSACTIONS...................................................    34
ADDITIONAL INFORMATION CONCERNING RBB SHARES........................    36
PURCHASE AND REDEMPTION INFORMATION.................................    38
VALUATION OF SHARES.................................................    39
PERFORMANCE INFORMATION.............................................    40
TAXES...............................................................    43
MISCELLANEOUS.......................................................    43
     Counsel........................................................    43
     Independent Accountants........................................    43
FINANCIAL STATEMENTS................................................    44
APPENDIX A..........................................................   A-1
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                              GENERAL INFORMATION

     RBB was organized as a Maryland corporation on February 29, 1988 and is an open-end management investment company currently operating or proposing to operate 17 separate investment portfolios. This Statement of Additional Information pertains to Shares representing interests in the diversified Funds offered by the Prospectus dated December 1, 1999.

                      INVESTMENT INSTRUMENTS AND POLICIES

     The following supplements the information contained in the Prospectus concerning the investment objectives and policies of the Funds.

Equity Markets

     The Funds invest primarily in equity markets at all times. Equity markets can be highly volatile, so that investing in the Funds involves substantial risk. In addition, the Funds can and will typically invest in stocks that are riskier and more volatile than the average stock. As a result, investing in these Funds involves risk of substantial loss of capital.

Micro Cap and Small Cap Stocks

     Securities of companies with micro and small capitalizations tend to be riskier than securities of companies with medium or large capitalizations. This is because micro and small cap companies typically have smaller product lines and less access to liquidity than mid cap or large cap companies, and are therefore more sensitive to economic downturns. In addition, growth prospects of micro and small cap companies tend to be less certain than mid or large cap companies, and the dividends paid on micro and small cap stocks are frequently negligible. Moreover, micro and small cap stocks have, on occasion, fluctuated in the opposite direction of large cap stocks or the general stock market. Consequently, securities of micro and small cap companies tend to be more volatile than those of mid and large cap companies. The market for micro cap securities may be thinly traded and, as a result , greater fluctuations in the price of micro cap securities may occur.

Market Fluctuation

     Because the investment alternatives available to each Fund may be limited by the specific objectives of that Fund, investors should be aware that an investment in a particular Fund may be subject to greater market fluctuation than an investment in a portfolio of securities representing a broader range of investment alternatives. In view of the specialized nature of the investment activities of each Fund, an investment in any single fund should not be considered a complete investment program.

Futures and Options

     The Funds may write covered call options, buy put options, buy call options and write put options, without limitation except as noted below. Such options may relate to particular securities or to various indexes and may or may not be listed on a national securities exchange or issued by the Options Clearing Corporation. The Funds may also invest in futures contracts and options on futures contracts (index futures contracts or interest rate futures contracts, as applicable) for hedging purposes, including conversion of cash to equity.
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     The risks related to the use of options and futures contracts include:  (i)
the correlation between movements in the market price of a Fund's investments (held or intended for purchase) being hedged and in the price of the futures contract or option may be imperfect; (ii) possible lack of a liquid secondary market for closing out options or futures positions; (iii) the need for additional portfolio management skills and techniques; and (iv) losses due to unanticipated market movements. Successful use of options and futures by the Funds is subject to Numeric's ability to predict correctly movements in the direction of the market. For example, if a Fund uses future contracts as a hedge against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have approximately equal offsetting losses in its futures positions. The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor. Thus, a purchase or sale of a futures contract may result in losses or gains in excess of the amount invested in the contract.

Futures

     Futures Contracts. To enter into a futures contract, the Funds must make a deposit of an initial margin with their custodian in a segregated account in the name of the futures broker or directly with the futures broker itself. Subsequent payments to or from the broker, called variation margin, will be made on a daily basis as the price of the underlying security or index fluctuates, making the long and short positions in the futures contracts more or less valuable.

     When a Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When a Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when a Fund enters into the contract. The underlying instrument may be a specified type of security, such as U.S. Treasury bonds or notes.

     The majority of futures contracts are closed out by entering into an offsetting purchase or sale transaction in the same contract on the exchange where they are traded, rather than being held for the life of the contract. Futures contracts are closed out at their current prices, which may result in a gain or loss.

     If a Fund holds a futures contract until the delivery date, it will be required to complete the purchase and sale contemplated by the contract. In the case of futures contracts on securities, the purchaser generally must deliver the agreed-upon purchase price in cash, and the seller must deliver securities that meet the specified characteristics of the contract.

     A Fund may purchase futures contracts as an alternative to purchasing actual securities. For example, if a Fund intended to purchase bonds but had not yet done so, it could purchase a futures contract in order to lock in current bond prices while deciding on particular investments. This strategy is sometimes known as an anticipatory hedge. Alternatively, a Fund could purchase a futures contract if it had cash and short-term securities on hand that it wished to invest in longer-term securities, but at the same time that Fund wished to maintain a highly liquid

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position in order to be prepared to meet redemption requests or other obligations. In these strategies a Fund would use futures contracts to attempt to achieve an overall return -- whether positive or negative -- similar to the return from longer-term securities, while taking advantage of potentially greater liquidity that futures contracts may offer. Although the Funds would hold cash and liquid debt securities in a segregated account with a value sufficient to cover their open futures obligations, the segregated assets would be available to the Funds immediately upon closing out the futures position, while settlement of securities transactions can take several days.

     The Fund may sell futures contracts to hedge its other investments against changes in value, or as an alternative to sales of securities. For example, if the Adviser anticipated a decline in the price of a particular security, but did not wish to sell such securities owned by the Fund, it could sell a futures contract in order to lock in a current sale price. If prices subsequently fell, the futures contract's value would be expected to rise and offset all or a portion of the loss in the securities that the Fund has hedged. Of course, if prices subsequently rose, the futures contract's value could be expected to fall and offset all or a portion of the benefit of the Fund.

     Futures margin payments. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker (known as a futures commission merchant, or FCM), when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange where the contract is traded, and may be maintained in cash or high quality liquid securities. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments are similar to good faith deposits or performance bonds, unlike margin extended by a securities broker, and initial and variation margin payments do not constitute purchasing securities on margin for purposes of a Fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a Fund, that Fund may be entitled to a return of margin owed to it only in proportion to the amount received by the FCM's other customers. The investment adviser will attempt to minimize this risk by careful monitoring of the creditworthiness of the FCMs with which a Fund does business.

     Correlation of price changes. The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is likely that the standardized futures contracts available to a Fund will not match that Fund's current or anticipated investments. Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a Fund's investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation between a Fund's investments and its futures positions may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits for futures contracts. The Funds may purchase or sell futures contracts with a greater or lesser value than the securities they wish to hedge or intend to purchase in order to attempt to compensate for

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differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce anticipated gains or result in losses that are not offset by the gains in the Fund's other investments.

     Liquidity of futures contracts. Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of seven days for some types of securities, the futures markets can provide liquidity superior to the securities markets in many cases. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, it would prevent prompt liquidation of unfavorable futures positions, and potentially could require a Fund to continue to hold a futures position until the delivery date regardless of changes in its value. As a result, a Fund's access to other assets held to cover its futures positions could also be impaired. The ultimate result of these factors may be a loss of dollars.

Put and Call Options

     Options trading is a highly specialized activity which entails greater than ordinary investment risks. A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

     The Funds will engage in unlisted over-the-counter options only with broker-dealers deemed creditworthy by Numeric. Closing transactions in certain options are usually effected directly with the same broker-dealer that effected the original option transaction. The Funds bear the risk that the broker-dealer will fail to meet its obligations. There is no assurance that the Funds will be able to close an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to do so in connection with the purchase or sale of options.

     Purchasing Put Options. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. The option may give a Fund the right to sell only on the option's expiration date, or may be exercisable at any time up to and including that date. In return for this right, a Fund pays the current market price for the option (known as the option premium). The option's underlying instrument may be a security or a futures contract.

     A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. If a Fund exercises a put option on a futures contract, it assumes a seller's position in the underlying futures contract. Purchasing an option on a futures contract does not require a Fund to make futures margin payments unless it exercises the option. A Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

     Put options may be used by a Fund to hedge securities it owns, in a manner similar to selling futures contracts, by locking in a minimum price at which the Fund can sell. If security prices fall, the value of the put option would be expected to rise and offset all or a portion of the Fund's resulting losses. The put thus acts as a hedge against a fall in the price of such securities. However, all other things being equal (including securities prices) option premiums tend to decrease over time as the expiration date nears. Therefore, because of the cost of the option in the form of the premium (and transaction costs), a Fund would expect to suffer a loss in the put option if prices do not decline sufficiently to offset the deterioration in the value of the option premium. This potential loss represents the cost of the hedge against a fall in prices. At the same time, because the maximum a Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for a Fund to profit from an increase in the value of the securities hedged to the same extent as selling a futures contract.

     Purchasing Call Options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). By purchasing a call option, a Fund would attempt to participate in potential price increases of the underlying instrument, with results similar to those obtainable from purchasing a futures contract, but with risk limited to the cost of the option if security prices fell. At the same time, a Fund can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

     The Funds will purchase call options only in connection with "closing purchase transactions." A Fund may terminate its position in a call option by entering into a closing purchase transaction. A closing purchase transaction is the purchase of a call option on the same security with the same exercise price and call period as the option previously written by a Fund. If a Fund is unable to enter into a closing purchase transaction, the Fund may be required to hold a security that it might otherwise have sold to protect against depreciation.

     Writing Put Options. When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, a Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract a Fund will be required to make margin payments to an FCM as described above for futures contracts. A Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option a Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

     A Fund may write put options as an alternative to purchasing actual securities. If security prices rise, the Fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the Fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the Fund would expect to suffer a loss. This loss should be less than the loss the Fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline. As with other futures and options strategies used as alternatives for purchasing securities, a Fund's return from writing put options generally will involve a smaller amount of interest income than purchasing longer-term securities directly, because a Fund's cash will be invested in shorter-term securities which usually offer lower yields.

     Writing Call Options. Writing a call option obligates a Fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, as described above, except that writing covered call options generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a Fund would seek to mitigate the effects of a price decline. At the same time, because a Fund would have to be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, the Fund would give up some ability to participate in security price increases when writing call options.

     Combined Option Positions. A Fund may purchase and write options in combination with each other to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     Risks of Options Transactions. Options are subject to risks similar to those described above with respect to futures contracts, including the risk of imperfect correlation between the option and a Fund's other investments and the risk that there might not be a liquid secondary market for the option. In the case of options on futures contracts, there is also a risk of imperfect correlation between the option and the underlying futures contract. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which a Fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid. The liquidity of options may also be affected if options exchanges impose trading halts, particularly when markets are volatile.

     Asset Coverage for Futures and Options Positions. A Fund will not use leverage in its options and futures strategies. A Fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. A Fund will not enter into an option or futures position that exposes the Fund to an obligation to another party unless it owns either (i) an offsetting position in securities or other options or futures contracts or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. A Fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations. Depending on the asset levels that are required to be segregated, a Fund may be required to sell assets it would not otherwise liquidate.

     Limitations on Futures and Options Transactions. RBB, on behalf of the Funds, has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission ("CFTC") and the National Futures Association, which regulate trading in the futures markets. Pursuant to Section 4.5 of the regulations under the Commodity Exchange Act, the Funds will not enter into any commodity futures contract or option on a commodity futures contract for non-hedging purposes if, as a result, the sum of initial margin deposits on commodity futures contracts and related commodity options and premiums paid for options on commodity futures contracts the Funds have purchased would exceed 5% of a Fund's net assets after taking into account unrealized profits and losses on such contracts.

     The Funds' limitations on investments in futures contracts and their policies regarding futures contracts and the limitations on investments in options and its policies regarding options discussed above in this Statement of Additional Information, are not fundamental policies and may be changed as regulatory agencies permit. The Funds will not modify the above limitations to increase its permissible futures and options activities without supplying additional information in a current Prospectus or Statement of Additional Information that has been distributed or made available to the Funds' shareholders.

Short Sales

     Short sales are transactions in which a Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividend which accrues during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

     Until a Fund replaces a borrowed security in connection with a short sale, the Fund will: (a) maintain daily a segregated account, containing cash, cash equivalents, or liquid marketable securities, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short; or (b) otherwise cover its short position in accordance with positions taken by the Staff of the Securities and Exchange Commission.

     A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest the Fund may be required to pay in connection with a short sale. A Fund may purchase call options to provide a hedge against an increase in the price of a security sold short by the Fund. See "Futures and Options" above.

     The Funds anticipate that the frequency of short sales will vary substantially in different periods, and they do not intend that any specified portion of their assets, as a matter of practice, will be invested in short sales. However, no securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of a Fund's net assets.

Short Sales "Against the Box"

     In addition to the short sales discussed above, the Funds may make short sales "against the box," a transaction in which a Fund enters into a short sale of a security that the Fund owns. The proceeds of the short sale will be held by a broker until the settlement date at which time the Fund delivers the security to close the short position. The Fund receives the net proceeds from the short sale. It currently is anticipated that the Funds will make short sales against the box for purposes of protecting the value of the Funds' net assets.

     In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. A Fund may engage in short sales if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." In a short sale, a seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If a Fund engages in a short sale, the collateral for the short position will be maintained by the Fund's custodian or a qualified sub-custodian. While the short sale is open, the Fund will maintain in a segregated account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute a Fund's long position. The Funds will not engage in short sales against the box for speculative purposes. A Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when the Fund wants to sell the security at an attractive current price, but also wishes possibly to defer recognition of gain or loss for federal income tax purposes. (A short sale against the box will defer recognition of gain for federal income tax purposes only if the Portfolio subsequently closes the short position by making a purchase of the relevant securities no later than 30 days after the end of the taxable year. The original long position must also be held for the sixty days after the short position is closed.) In such case, any future losses in a Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount a Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Funds will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

Lending of Fund Securities

     The Funds may lend their portfolio securities to financial institutions. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreases below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers which Numeric deems to be of good standing and only when, in Numeric's judgment, the income to be earned from the loans justifies the attendant risks. A Fund may not make loans in excess of 33 1/3% of the value of its total assets.

Borrowing Money

     The Funds are permitted to borrow to the extent permitted under the Investment Company Act of 1940 (the "1940 Act") and to mortgage, pledge or hypothecate their respective assets in connection with such borrowings in amounts not in excess of 125% of the dollar amounts borrowed. The 1940 Act permits an investment company to borrow in an amount up to 33 1/3% of the value of such company's total assets. However, the Funds currently intend to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of their respective total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. If the securities held by a Fund should decline in value while borrowings are outstanding, the net asset value of a Fund's outstanding shares will decline in value by proportionately more than the decline in value suffered by a Fund's securities. As a result, a Fund's share price may be subject to greater fluctuation until the borrowing is paid off. No Fund will make any additional investments while borrowings exceed 5% of its total assets.

Section 4(2) Paper

     "Section 4(2) paper" is commercial paper which is issued in reliance on the "private placement" exemption from registration which is afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) paper is restricted as to disposition under the federal securities laws and is generally sold to institutional investors such as the Funds which agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. See "Illiquid Securities" below and Appendix "A" for a list of commercial paper ratings.

Rights Offerings and Purchase Warrants

     Rights offerings and purchase warrants are privileges issued by a corporation which enable the owner to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short lifespan to expiration. The purchase of rights or warrants involves the risk that a Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not executed prior to the rights and warrants expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

Illiquid Securities

     A Fund may not invest more than 15% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days and securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

     Mutual funds do not typically hold a significant amount of illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     The Funds may purchase securities which are not registered under the Securities Act but which may be sold to "qualified institutional buyers" in accordance with Rule 144A under the Securities Act. These securities will not be considered illiquid so long as it is determined by the Fund's adviser that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers become uninterested in purchasing restricted securities.

     The Adviser will monitor the liquidity of restricted securities in the Funds under the supervision of the Board of Directors. In reaching liquidity decisions, the Adviser may consider, among others, the following factors: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Depositary Receipts

     The Funds' assets may be invested in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or Global Depositary Receipts ("GDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs and EDRs are receipts typically issued by a United States or European bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs are depositary receipts structured like global debt issues to facilitate international trading. The Funds may invest in ADRs, EDRs and GDRs through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

European Currency Unification

     Many European countries are in the process of adopting a single European currency, the "euro". On January 1, 1999, the euro became legal tender for all countries participating in the Economic and Monetary Union ("EMU"). A new European Central Bank was created to manage the monetary policy of the new unified region. On the same date, the exchange rates were irrevocably fixed between the EMU member countries. National currencies will continue to circulate until they are replaced by euro coins and bank notes by the middle of 2002.

     These changes are likely to significantly impact the European capital markets in which the Funds may invest and may result in a Fund facing additional risks in pursuing its investment objective. These risks, which include, but are not limited to, uncertainty as to the proper tax treatment of the currency conversion, volatility of currency exchange rates as a result of the conversion, uncertainty as to capital market reaction, conversion costs that may affect issuer profitability and creditworthiness, and lack of participation by some European countries, may increase the volatility of a Fund's net asset value per share.

Investment Company Securities

     The Funds may invest in securities issued by other investment companies. Under the 1940 Act, the Funds' investments in such securities currently are limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of a Fund's net assets with respect to any one investment company and (iii) 10% of a Fund's net assets in the aggregate. Investments in the securities of other investment companies will involve duplication of advisory fees and certain other expenses. The Funds presently intend to invest in other investment companies only as investment vehicles for short-term cash. The Funds will only invest in securities of other investment companies which are purchased on the open market with no commission or profit to a sponsor or dealer, other than the customary brokers commission, or when the purchase is part of a plan of merger, consolidation, reorganization or acquisition.

Convertible Securities

     The Funds may invest in convertible securities, such as convertible debentures, bonds and preferred stock, primarily for their equity characteristics. Convertible securities may be converted into common stock at a specified share price or ratio. Because the price of the common stock may fluctuate above or below the specified price or ratio, a Fund may have the opportunity to purchase the common stock at below market price. On the other hand, fluctuations in the price of the common stock could render the right of conversion worthless.

Debt Securities

     The Funds may invest in debt securities rated no less than investment grade by either Standard & Poor's Ratings Services ("S&P") or Moody's Investors Service, Inc. ("Moody's"). Bonds in the lowest investment grade debt category (e.g., bonds rated BBB by S&P or Baa by Moody's) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. The Funds will not retain a bond that was rated as investment grade at the time of purchase but whose rating is subsequently downgraded below investment grade. The value of debt securities held by a Fund will tend to vary inversely in relation to changes in prevailing interest rates. Thus, if interest rates have increased from the time a debt security was purchased, such security, if sold, might be sold at a price less than its cost. Conversely, if interest rates have declined from the time a debt security was purchased, the debt security, if sold, might be sold at a price greater than its cost.

Short-Term Debt Obligations

     The Funds may purchase money market instruments to the extent consistent with their investment objectives and policies. Such instruments include U.S. Government obligations, repurchase agreements, certificates of deposit, bankers acceptances and commercial paper.

U.S. Government Obligations

     Examples of types of U.S. Government obligations include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, and the Maritime Administration.

Repurchase Agreements

     The Funds may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The financial institutions with whom the Funds may enter into repurchase agreements will be banks and broker/dealers which Numeric considers creditworthy pursuant to criteria approved by the Board of Directors. Numeric will consider, among other things, whether a repurchase obligation of a seller involves minimal credit risk to a Fund in determining whether to have the Fund enter into a repurchase agreement. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price plus accrued interest. Numeric will mark to market daily the value of the securities and will, if necessary, require the seller to maintain additional securities, to ensure that the value is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose a Fund to a possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.

     The repurchase price under repurchase agreements generally equals the price paid by the Fund involved plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by RBB's custodian in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by the Fund involved under the 1940 Act.

Reverse Repurchase Agreements

     Reverse repurchase agreements involve the sale of securities held by a Fund pursuant to the Fund's agreement to repurchase the securities at an agreed upon price, date and rate of interest. Such agreements are considered to be borrowings under the 1940 Act, and may be entered into only for temporary or emergency purposes. While reverse repurchase transactions are outstanding, a Fund will maintain in a segregated account with its custodian or a qualified sub-custodian, cash, U.S. Government securities or other liquid, high-grade debt securities of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement and will monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price of the securities the Fund is obligated to repurchase and the return on the cash exchanged for the securities.

When-Issued Securities and Forward Commitments

     Each Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), and permit a Fund to lock-in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. When-issued and forward commitment transactions involve the risk, however, that the price or yield obtained in a transaction may be less favorable that the price or yield available in the market when the securities delivery takes place. A Fund's when-issued purchases and forward commitments are not expected to exceed 25% of the value of its total assets absent unusual market conditions. Each Fund does not intend to engage in when-issued purchases and forward commitments for speculative purposes but only in furtherance of their investment objectives.

Portfolio Turnover

     The Funds may be subject to a greater degree of turnover and thus a higher incidence of short-term capital gains taxable as ordinary income than might be expected from portfolios which invest substantially all of their assets on a long-term basis, and correspondingly larger brokerage charges and other transaction costs can be expected to be borne by the Funds. Investment strategies which require periodic changes to portfolio holdings with the expectation of outperforming equity indices are called "active" strategies. These compare with "passive" or "index" strategies which hold only the stocks in the equity indices. Passive strategies trade infrequently -- only as the indices change. Most equity mutual funds, including the Funds, pursue active strategies, which have higher turnover than passive strategies.

     High portfolio turnover (100% or more) can adversely affect taxable investors, especially those in higher marginal tax brackets, in two ways:
First, short term capital gains, which are a by-product or high turnover investment strategies, are currently taxed at rates comparable to ordinary income rates. Ordinary income tax rates are higher than long term capital gain tax rates for middle and upper income taxpayers. Second, the frequent realization of gains, which causes taxes to be paid frequently, is less advantageous than infrequent realization of gains. Infrequent realization of gains allows the payment of taxes to be deferred to later years, allowing more of the gains to compound before taxes are paid. Consequently after-tax compound rates of return will generally be higher for taxable investors using investment strategies with very low turnover, all else being equal.

     Although tax considerations should not typically drive an investment decision, investors should consider their ability to allocate tax-deferred (such as IRAs and 401(k) plans) versus taxable assets when considering where to invest. For further information, see "Taxes" below.

     The portfolio turnover rate is calculated by dividing the lesser of a Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year.

                                  *    *    *

     The Funds' investment objectives and policies described above may be changed by RBB's Board of Directors without shareholder approval. Shareholders will be provided 30 days prior written notice of any change in a Fund's investment objectives. There is no assurance that the investment objective of the Funds will be achieved.

                            INVESTMENT LIMITATIONS

     The Funds have adopted the following fundamental investment limitations which may not be changed without the affirmative vote of the holders of a majority of the Funds' outstanding shares (as defined in Section 2(a)(42) of the 1940 Act). As used in this Statement of Additional Information and in the Prospectus, "shareholder approval" and a "majority of the outstanding shares" of a class, series or Fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment limitation, the lesser of (1) 67% of the shares of the particular class, series or Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of such class, series or Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of such class, series or Fund.

The Funds may not:

     1. Purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if immediately after and as a result of such purchase more than 5% of a Fund's total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by a Fund, except that up to 25% of the value of a Fund's assets may be invested without regard to such limitation.

     2. Borrow money, except to the extent permitted under the 1940 Act or mortgage, pledge or hypothecate any of their respective assets in connection with any such borrowing except in amounts not in excess of 125% of the dollar amounts borrowed. The 1940 Act permits an investment company to borrow in an amount up to 33 1/3% of the value of such company's total assets. For purposes of this Investment Restriction, the entry into options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes shall not constitute borrowing.

     3. Purchase any securities which would cause, at the time of purchase, 25% or more of the value of the total assets of a Fund to be invested in the obligations of issuers in any industry, provided that there is no limitation with respect to investments in U.S. Government obligations.

     4. Make loans, except that a Fund may purchase or hold debt obligations in accordance with its investment objective, policies and limitations, may enter into repurchase agreements for securities, and may lend portfolio securities against collateral consisting of cash or securities which are consistent with the Fund's permitted investments, which is equal at all times to at least 100% of the value of the securities loaned. There is no investment restriction on the amount of securities that may be loaned, except that payments received on such loans, including amounts received during the loan on account of interest on the securities loaned, may not (together with all non-qualifying income) exceed 10% of a Fund's annual gross income (without offset for realized capital gains) unless, in the opinion of counsel to RBB, such amounts are qualifying income under Federal income tax provisions applicable to regulated investment companies.

     5. Purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions, and except that the Fund may establish margin accounts in connection with its use of options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

     6. Underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, a Fund may be deemed an underwriter under federal securities laws.

     7. Purchase or sell real estate or real estate limited partnership interests, provided that a Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein or in real estate investment trusts.

     8. Purchase or sell commodities or commodity contracts, except that a Fund may purchase and sell options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

     9. Invest in oil, gas or mineral-related exploration or development programs or leases.

     10. Purchase any securities issued by any other investment company, except to the extent permitted by the 1940 Act and except in connection with the merger, consolidation or acquisition of all the securities or assets of such an issuer.

     11. Make investments for the purpose of exercising control or management, but each Fund will vote those securities it owns in its portfolio as a shareholder in accordance with its views.

     12. Issue any senior security, as defined in section 18(f) of the 1940 Act, except to the extent permitted by the 1940 Act.

     13. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings as described in Limitation 2 above and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

                                  *    *    *

     If a percentage restriction under one of the Fund's investment policies or limitations or the use of assets is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation (except with respect to any restrictions that may apply to borrowings or senior securities issued by the Fund).

                           MANAGEMENT OF THE COMPANY

Directors and Officers

        The business and affairs of RBB are managed under the direction of RBB's Board of Directors. The directors and executive officers of RBB, their ages, business addresses and principal occupations during the past five years are:

                                                        Principal Occupation
Name and Address and Age        Position with Fund      During Past Five Years
------------------------        ------------------      ----------------------
Arnold M. Reichman - 51          Director               Chief Operating Officer of Warburg
c/o 400 Bellevue Parkway                                Pincus Asset Management, Inc.,
Wilmington, DE 19809                                    Executive Officer and Director of
                                                        Counsellors Securities Inc. and
                                                        Director/Trustee of various
                                                        investment companies advised by
                                                        Warburg Pincus Asset Management,
                                                        Inc. until September 15, 1999; Prior
                                                        to 1997, Managing Director of
                                                        Warburg Pincus Asset Management,
                                                        Inc.

*Robert Sablowsky - 61          Director                Executive Vice President of
Fahnestock & Company, Inc.                              Fahnestock Co., Inc. (a registered
125 Broad Street                                        broker-dealer); Prior to October 1996,
New York, NY 10004                                      Executive Vice President of Gruntal
                                                        & Co., Inc. (a registered broker-
                                                        dealer).

Francis J. McKay - 64           Director                Since 1963, Executive Vice President,
Fox Chase Cancer Center                                 Fox Chase Cancer Center (biomedical
7701 Burholme Avenue                                    research and medical care).
Philadelphia, PA 19111

*Marvin E. Sternberg - 65       Director                Since 1974, Chairman, Director and
Moyco Technologies, Inc.                                President, Moyco Technologies, Inc.
200 Commerce Drive                                      (manufacturer of dental supplies and
Montgomeryville, PA 18936                               precision coated abrasives).

Julian A. Brodsky - 66          Director                Director and Vice Chairman, since
1500 Market Street                                      1969 Comcast Corporation (cable
35th Floor                                              television and communications);
Philadelphia, PA 19102                                  Director, Comcast U.K.

Donald van Roden - 75              Director and Chairman of       Self-employed businessman. From
1200 Old Mill Lane                 the Board                      February 1980 to March 1987, Vice
Wyomissing, PA 19610                                              Chairman, SmithKline Beecham
                                                                  Corporation (pharmaceuticals);
                                                                  Director AAA Mid-Atlantic (auto
                                                                  service); Director, Keystone
                                                                  Insurance Co.

Edward J. Roach - 75               President and Treasurer        Certified Public Accountant; Vice
400 Bellevue Parkway                                              Chairman of the Board, Fox Chase
Wilmington, DE 19809                                              Cancer Center; Trustee Emeritus,
                                                                  Pennsylvania School for the Deaf;
                                                                  Trustee Emeritus, Immaculata
                                                                  College; President or Vice President
                                                                  and Treasurer of various investment
                                                                  companies advised by subsidiaries of
                                                                  PNC Bank Corp. (1981 - 1997);
                                                                  Treasurer of Chestnut Street
                                                                  Exchange Fund; Vice President and
                                                                  Treasurer of Independent Square
                                                                  Income Securities, Inc.: Director of
                                                                  the Bradford Funds, Inc.

Morgan R. Jones - 60               Secretary                      Chairman, the law firm of Drinker
Drinker Biddle & Reath LLP                                        Biddle & Reath LLP; Director, Nobel
One Logan Square                                                  Education Dynamics, Inc.; Secretary,
18th & Cherry Streets                                             Petroferm, Inc.
Philadelphia, PA 19103

* Each of Mr. Sablowsky and Mr. Sternberg is an "interested person" of RBB, as that term is defined in the 1940 Act.

     Messrs. McKay, Sternberg and Brodsky are members of the Audit Committee of the Board of Directors. The Audit Committee, among other things, reviews results of the annual audit and recommends to RBB the firm to be selected as independent auditors.

     Messrs. Reichman, McKay and van Roden are members of the Executive Committee of the Board of Directors. The Executive Committee may generally carry on and manage the business of RBB when the Board of Directors is not in session.

     Messrs. McKay, Sternberg, Brodsky and van Roden are members of the Nominating Committee of the Board of Directors. The Nominating Committee recommends to the Board all persons to be nominated as directors of RBB.

Directors' Compensation

     RBB currently pays directors $15,000 annually and $1,250 per meeting of the Board or any committee thereof that is not held in conjunction with a Board meeting. In addition, the Chairman of the Board receives an additional fee of $6,000 per year for his services in this capacity. Directors are reimbursed for any expenses incurred in attending meetings of the Board of Directors or any committee thereof. For the year ended August 31, 1999, each of the following members of the Board of Directors received compensation from RBB in the following amounts:

                                         Aggregate              Pension or Retirement
                                     Compensation from           Benefits Accrued as       Estimated Annual Benefits
Name of Person/Position                  Registrant             Part of Fund Expenses          Upon Retirement
--------------------------------------------------------------------------------------------------------------------
Julian A. Brodsky, Director                  $19,250                     N/A                         N/A
Francis J. McKay, Director                   $16,750                     N/A                         N/A
Arnold M. Reichman, Director                 $ 0                         N/A                         N/A
Robert Sablowsky, Director                   $18,250                     N/A                         N/A
Marvin E. Sternberg, Director                $19,250                     N/A                         N/A
Donald van Roden, Director                   $25,250                     N/A                         N/A
      and Chairman

     On October 24, 1990, RBB adopted, as a participating employer, the Fund Office Retirement Profit-Sharing Plan and Trust Agreement, a retirement plan for employees (currently Edward J. Roach) pursuant to which RBB will contribute on a quarterly basis amounts equal to 10% of the quarterly compensation of each eligible employee. By virtue of the services performed by RBB's advisers, custodians, administrators and distributor, RBB itself requires only one part-time employee. Drinker Biddle & Reath LLP, of which Mr. Jones is a partner, receives legal fees as counsel to RBB. No officer, director or employee of Numeric or the Distributor currently receives any compensation from RBB.

                                CONTROL PERSONS

     As of November 17, 1999, to RBB's knowledge, the following named persons at the addresses shown below owned of record approximately 5% or more of the total outstanding shares of the class of RBB indicated below. See "Additional Information Concerning Fund Shares" above. RBB does not know whether such persons also beneficially own such shares.

------------------------------------------------------------------------------------------------
FUND NAME                    SHAREHOLDER NAME AND ADDRESS                    PERCENTAGE OF
                                                                             FUND HELD
------------------------------------------------------------------------------------------------
BEDFORD MUNICIPAL            Gabe Nechamkin                                    7.40%
MONEY MARKET                 27 Muchmore Road
                             Harrison, NY 10528-1109
------------------------------------------------------------------------------------------------
CASH PRESERVATION            Harold T. Erfer                                  6.349%
MONEY MARKET                 414 Charles Ln.
                             Wynnewood, PA 19096
------------------------------------------------------------------------------------------------
                             Marian E. Kunz                                  15.602%
                             52 Weiss Ave.
                             Flourtown, PA 19031
------------------------------------------------------------------------------------------------
                             Karen M. McElhinny and Contribution Account      8.227%
                             4943 King Arthur Dr.
                             Erie, PA 16506
------------------------------------------------------------------------------------------------
                             Luanne M. Garvey and Robert J. Garvey           15.438%
                             2729 Woodland Ave.
                             Trooper, PA 19403
------------------------------------------------------------------------------------------------
                             John Robert Estrada and Shirley Ann Estrada      5.260%
                             1700 Raton Dr.
                             Arlington, TX 76018
------------------------------------------------------------------------------------------------
                             Dominic and Barbara Pisciotta and Successors    12.785%
                             in Tr. Under the Dominic Trst. And Barbara
                             Pisciotta Caring Tr. Dtd. 01/24/92
                             207 Woodmere Way
                             St. Charles, MO 63303
------------------------------------------------------------------------------------------------
                             Michael W. Preble                                7.456%
                             1505 W. Cheyenne Dr.
                             Chandler, AZ 85224
------------------------------------------------------------------------------------------------
                             Anthony K. Bailey and                            5.085%
                             Laura A. Bailey
                             5819 E. 35th Street
                             Tuscon AZ 85711
------------------------------------------------------------------------------------------------
SANSOM STREET                Saxon and Co.                                   65.047%
MONEY MARKET                 FBO Paine Webber
                             A/C 32 32 400 4000038
                             P.O. Box 7780 1888
                             Phila., PA 19182
------------------------------------------------------------------------------------------------
                             Saxon and Co.                                   34.953%
                             c/o PNC Bank, N. A.
                             F3-F076-02-2
                             200 Stevens Drive Ste. 260/ACI
                             Lester, PA 19113
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
CASH PRESERVATION            Gary L. Lange                                           72.206%
MUNICIPAL MONEY MARKET       and Susan D. Lange
                             JT TEN
                             837 Timber Glen Ln.
                             Ballwin, MO 63021-6066
------------------------------------------------------------------------------------------------
                             Mark Koehler and                                         5.800%
                             Suzanne Koehler
                             JT TEN WROS
                             3925 Bower St.
                             St. Louis, MO 63116
------------------------------------------------------------------------------------------------
RBB SELECT MONEY MARKET      Warburg Pincus Capital Appreciation Fund                10.649%
                             Attn. Joe Gajewski / PFPC, Inc.
                             MS W3-F400-03-2
                             400 Bellevue Parkway
                             Wilmington, DE 19809
------------------------------------------------------------------------------------------------
                             Warburg Pincus Emerging Growth Fund                     21.770%
                             Attn. Joe Gajewski / PFPC, Inc.
                             MS W3-F400-03-2
                             400 Bellevue Parkway
                             Wilmington, DE 19809
------------------------------------------------------------------------------------------------
                             Warburg Pincus Growth & Income Fund                      6.831%
                             Attn. Joe Gajewski / PFPC, Inc.
                             MS W3-F400-03-2
                             400 Bellevue Parkway
                             Wilmington, DE 19809
------------------------------------------------------------------------------------------------
                             Warburg Pincus Trust Small Company Growth               12.161%
                             Portfolio
                             Attn. Joe Gajewski / PFPC, Inc.
                             MS W3-F400-03-2
                             400 Bellevue Parkway
                             Wilmington, DE 19809
------------------------------------------------------------------------------------------------
                             Warburg Pincus Trust-International Equity               15.203%
                             Portfolio
                             Attn. Joe Gajewski / PFPC, Inc.
                             MS W3-F400-03-2
                             400 Bellevue Parkway
                             Wilmington, DE 19809
------------------------------------------------------------------------------------------------
                             Warburg Pincus Japan Growth Fund                         5.365%
                             Attn. Joe Gajewski / PFPC, Inc.
                             MS W3-F400-03-2
                             400 Bellevue Parkway
                             Wilmington, DE 19809
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                             Warburg Pincus Institutional Fund                       12.823%
                             Japan Small Company Fund
                             Attn: Joe Gajewski/PFPC Inc.
                             MS W3-F400-03-2
                             400 Bellevue Parkway
                             Wilmington, DE 19809
------------------------------------------------------------------------------------------------
                             Warburg Pincus Institutional Fund                        6.290%
                             International Equity Portfolio
                             Attn: Joe Gajewski/PFPC Inc.
                             MS W3-F400-03-2
                             400 Bellevue Parkway
                             Wilmington, DE 19809
------------------------------------------------------------------------------------------------
N/I MICRO CAP FUND           Charles Schwab & Co. Inc                                11.431%
                             Special Custody Account for the Exclusive
                             Benefit of Customers
                             Attn: Mutual Funds A/C 3143-0251
                             101 Montgomery St.
                             San Francisco, CA 94104
------------------------------------------------------------------------------------------------
                             Gerald T. Reilly                                        11.249%
                             TRST RCAB Collective Investors Partnership
                             U/A DTD 9/19/95
                             2121 Commonwealth Avenue
                             Brighton, MA 02135
------------------------------------------------------------------------------------------------
                             Janis Claflin, Bruce Fetzer and                          9.068%
                             Winston Franklin
                             Robert Lehman Trst.
                             The John E. Fetzer Institute, Inc.
                             U/A DTD 06-1992
                             Attn: Christina Adams
                             9292 West KL Ave.
                             Kalamazoo, MI 49009
------------------------------------------------------------------------------------------------
                             Public Inst. For Social Security                        17.814%
                             1001 19th St., N. 16th Flr.
                             Arlington, VA 22209
------------------------------------------------------------------------------------------------
N/I GROWTH FUND              Charles Schwab & Co. Inc                                 7.515%
                             Special Custody Account for the Exclusive
                             Benefit of Customers
                             Attn: Mutual Funds
                             101 Montgomery St.
                             San Francisco, CA 94104
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                             Citibank North America Inc.                                  43.606%
                             Trst. Sargent & Lundy Retirement Trust
                             DTD. 06/01/96
                             Mutual Fund Unit
                             Bld. B Floor 1 Zone 7
                             3800 Citibank Center Tampa
                             Tampa, FL 33610-9122
------------------------------------------------------------------------------------------------
                             Louisa Stude Sarofim Foundation                               6.333%
                             c/o Nancy Head
                             DTD. 01/04/91
                             1001 Fannin 4700
                             Houston, TX 77002
------------------------------------------------------------------------------------------------
                             U.S. Equity Investment Portfolio LP                           7.965%
                             1001 N. US Hwy. One Suite 800
                             Jupiter, FL 33477
------------------------------------------------------------------------------------------------
N/I MID CAP FUND             Charles Schwab & Co. Inc.
                             Special Custody Account for the Exclusive
                             Benefit of Customers
                             Attn: Mutual Funds
                             101 Montgomery St.
                             San Francisco, CA 94104
------------------------------------------------------------------------------------------------
                             National Investors Services Corp.                             7.177%
                             For the Exclusive Benefit of our Customers
                             S. 55 Water St. 32nd Floor
                             New York, NY 10041-3299
------------------------------------------------------------------------------------------------
N/I LARGER CAP FUND          Charles Schwab & Co. Inc                                     57.838%
                             Special Custody Account for the Exclusive
                             Benefit of Customers
                             Attn: Mutual Funds
                             101 Montgomery St.
                             San Francisco, CA 94104
------------------------------------------------------------------------------------------------
                             FTC & Co.                                                    10.526%
                             Attn: Datalynx 241
                             Attn: Datalynx 273
                             P. O. Box 173736
                             Denver, CO 80217-3736
------------------------------------------------------------------------------------------------
N/I SMALL CAP VALUE FUND     State Street Bank and Trust Company                          54.161%
                             FBO Yale Univ. Ret. Pl. for Staff Emp.
                             State Street Bank & Tr. Co. Master Tr. Div.
                             Attn: Kevin Sutton
                             Solomon Williard Bldg.
                             One Enterprise Dr.
                             North Quincy, MA 02171
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                             Yale University                                         26.939%
                             Trst. Yale University Ret. Health Bene. Tr.
                             Attention: Seth Alexander
                             230 Prospect St.
                             New Haven, CT 06511
------------------------------------------------------------------------------------------------
BOSTON PARTNERS LARGE CAP    Shady Side Academy Endowment                             5.631%
 FUND INST SHARES            423 Fox Chapel Rd.
                             Pittsburgh, PA 15238
------------------------------------------------------------------------------------------------
                             Charles Schwab & Co., Inc.                               7.311%
                             Special Custody Account for Bene. of Cust.
                             Attn: Mutual Funds
                             101 Montgomery St.
                             San Francisco, CA 94104
------------------------------------------------------------------------------------------------
                             Swanee Hunt and Charles Ansbacher                       17.122%
                             Trst.
                             The  Hunt Alternatives Fund
                             c/o Elizabeth Alberti
                             168 Brattle St.
                             Cambridge, MA 02138
------------------------------------------------------------------------------------------------
                             Union Bank of California                                 9.643%
                             FBO Service Employees BP 610001265-01
                             P. O. Box 85484
                             San Diego, CA 92186
------------------------------------------------------------------------------------------------
                             US Bank National Association                            17.536%
                             FBO A-Dec Inc. DOT 093098
                             Attn: Mutual Funds A/C 97307536
                             P. O. Box 64010
                             St. Paul, MN 55164-0010
------------------------------------------------------------------------------------------------
                             Northern Trust Company                                  16.644%
                             FBO AEFC Pension Trust
                             A/C 22-53582
                             P. O. Box 92956
                             Chicago, IL 60675
------------------------------------------------------------------------------------------------
                             James B. Beam                                            5.206%
                             Trst World Publishing Co. Pft Shr Trust
                             P.O. Box 1511
                             Wenatchee, WA 98807
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
BOSTON PARTNERS LARGE CAP    Charles Schwab & Co. Inc.                               66.397%
FUND INVESTOR SHARES         Special Custody Account for Bene. of Cust.
                             Attn: Mutual Funds
                             101 Montgomery St.
                             San Francisco, CA 94104
------------------------------------------------------------------------------------------------
                             Jupiter & Co.                                            6.380%
                             c/o Investors Bank
                             PO Box 9130 FPG90
                             Boston, MA 02110
------------------------------------------------------------------------------------------------
BOSTON PARTNERS MID CAP      MAC & CO.                                                5.642%
VALUE FUND INST. SHARES      A/C CHIF1001182
                             FBO Childrens Hospital LA
                             P.O. Box 3198
                             Pittsburgh, PA 15230-3198
------------------------------------------------------------------------------------------------
                             John M. Pontius, Jr.                                     6.234%
                             FBO Hartwick College
                             West Street
                             Queens, NY 13820
------------------------------------------------------------------------------------------------
                             MAC & CO.                                                7.976%
                             A/C LEMF5044062
                             Mutual Funds Operations
                             P.O. Box 3198
                             Pittsburgh, PA 15230-3198
------------------------------------------------------------------------------------------------
                             The Northern Trust Company                               5.046%
                             FBO Thomas & Betts Master Retirement Trust
                             Attn: Ellen Shea
                             8155 T&B Blvd.
                             Memphis, TN 38123
------------------------------------------------------------------------------------------------
                             Norwest Bank Minnesota                                   5.194%
                             FBO McCormick & Co.
                             PEN-BOSTON A/C 12778825
                             P.O. Box 1533
                             Minneapolis, MN 55480
------------------------------------------------------------------------------------------------
BOSTON PARTNERS MID CAP      National Financial Svcs. Corp. for Exclusive            17.061%
VALUE FUND INV SHARES        Bene. of Our Customers
                             Sal Vella
                             200 Liberty St.
                             New York, NY 10281
------------------------------------------------------------------------------------------------
                             Charles Schwab & Co. Inc.                               47.450%
                             Special Custody Account for Bene. of Cust.
                             Attn: Mutual Funds
                             101 Montgomery St.
                             San Francisco, CA 94104
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
BOSTON PARTNERS BOND FUND    Boston Partners Asset Mgmt. L. P.                       26.464%
INSTITUTIONAL SHARES         Attn: Jan Penney
                             28 State St.
                             Boston, MA 02109
------------------------------------------------------------------------------------------------
                             Chiles Foundation                                        8.499%
                             111 S.W. Fifth Ave.
                             Ste. 4050
                             Portland, OR 97204
------------------------------------------------------------------------------------------------
                             The Roman Catholic Diocese of                           53.382%
                             Raleigh, NC
                             General Endowment
                             715 Nazareth St.
                             Raleigh, NC 27606
------------------------------------------------------------------------------------------------
                             The Roman Catholic Diocese of                           11.654%
                             Raleigh, NC
                             Clergy Trust
                             715 Nazareth St.
                             Raleigh, NC 27606
------------------------------------------------------------------------------------------------
BOSTON PARTNERS BOND FUND    Charles Schwab & Co. Inc                                81.125%
INVESTOR SHARES              Special Custody Account for Bene. of Cust.
                             Attn: Mutual Funds
                             101 Montgomery St.
                             San Francisco, CA 94104
------------------------------------------------------------------------------------------------
                             Stephen W. Hamilton                                     16.094%
                             17 Lakeside Ln.
                             N. Barrington, IL 60010
------------------------------------------------------------------------------------------------
BOSTON PARTNERS              Desmond J. Heathwood                                     8.329%
MICRO CAP VALUE              41 Chestnut St.
FUND- INSTITUTIONAL          Boston, MA 02108
SHARES
------------------------------------------------------------------------------------------------
                             Boston Partners Asset Mgmt. L. P.                       65.889%
                             Attn: Jan Penney
                             28 State St.
                             Boston, MA 02109
------------------------------------------------------------------------------------------------
                             Wayne Archambo                                           6.622%
                             42 DeLopa Circle
                             Westwood, MA 02090
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                             David M. Dabora                                          6.622%
                             11 White Plains Ct.
                             San Anselmo, CA 94960
------------------------------------------------------------------------------------------------
BOSTON PARTNERS              National Financial Services Corp.                       29.153%
MICRO CAP VALUE              For the Exclusive Bene. of our Customers
FUND- INVESTOR               Attn: Mutual Funds 5th Floor
SHARES                       200 Liberty St.
                             1 World Financial Center
                             New York, NY 10281
------------------------------------------------------------------------------------------------
                             Charles Schwab & Co., Inc.                              25.078%
                             Special Custody Account for Bene. of Cust.
                             Attn: Mutual Funds
                             101 Montgomery St.
                             San Francisco, CA 94104
------------------------------------------------------------------------------------------------
                             Scott J. Harrington                                     36.112%
                             54 Torino Ct.
                             Danville, CA 94526
------------------------------------------------------------------------------------------------
BOSTON PARTNERS MARKET       Boston Partners Asset Mgmt. L. P.                      100.000%
NEUTRAL FUND-                Attn: Jan Penney
INSTITUTIONAL SHARES         28 State St.
                             Boston, MA 02109
------------------------------------------------------------------------------------------------
BOSTON PARTNERS MARKET       Glenn P. Verrette and Laurie Jo Verrette                 6.690%
NEUTRAL FUND- INVESTOR       Jt. Ten. Wros.
SHARES                       156 Osgood St.
                             Andover, MA 01810
------------------------------------------------------------------------------------------------
                             Thomas Lannan and Kathleen Lannan                       89.987%
                             Jt. Ten. Wros.
                             P. O. Box 312
                             Osterville, MA 02655
------------------------------------------------------------------------------------------------
SCHNEIDER SMALL CAP VALUE    Arnold C. Schneider III                                 13.637%
FUND                         SEP IRA
                             826 Turnbridge Rd.
                             Wayne, PA 19087
------------------------------------------------------------------------------------------------
                             SCM Retirement Plan                                      5.466%
                             Profit Sharing Plan
                             460 E. Swedesford Rd. Ste. 1080
                             Wayne, PA 19087
------------------------------------------------------------------------------------------------
                             Ronald L. Gault                                          5.399%
                             IRA
                             439 W. Nelson St.
                             Lexington VA 24450
------------------------------------------------------------------------------------------------
                             John Frederick Lyness                                   12.964%
                             81 Hillcrest Ave.
                             Summit, NJ 07901
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
FUND NAME                    SHAREHOLDER NAME AND ADDRESS                    PERCENTAGE OF
                                                                             FUND HELD
------------------------------------------------------------------------------------------------
                             Mark Shevitz                                    7.206%
                             Rollover IRA
                             65 Wardell St.
                             Rumson, NJ 07760
------------------------------------------------------------------------------------------------


     As of November 17, 1999, the directors and officers as a group owned less than 1% of RBB's Shares.

                       INVESTMENT ADVISORY, DISTRIBUTION
                          AND SERVICING ARRANGEMENTS

Advisory Agreements

     Numeric renders advisory services to the Funds pursuant to Investment Advisory Agreements. The Advisory Agreements relating to each of the Funds are dated April 24, 1996, except for the Larger Cap Value Fund, which is dated December 1, 1997, and the Small Cap Value Fund, which is dated November 30, 1998. Under the Advisory Agreements, Numeric is entitled to receive a fee from each Fund calculated at an annual rate of 0.75% of a Fund's average daily net assets. Until December 31, 2000, Numeric has agreed to waive its advisory fees and/or reimburse expenses (other than brokerage commissions, extraordinary items, interest and taxes) in excess of its advisory fees to the extent necessary to maintain an annualized expense ratio for each Fund of 1.00%. There can be no assurance that Numeric will continue such waivers and reimbursements thereafter.


     Until January 1, 2001, Numeric is entitled to a management fee of 0.75% of the Fund's average daily net assets of the Growth, Mid Cap and Small Cap Value Funds. Thereafter for the Growth, Mid Cap and Small Cap Value Funds, Numeric is entitled to a performance based fee calculated at the end of each month using a basic fee of 0.85% of average daily net assets and a performance fee adjustment based upon the Fund's performance during the last rolling 12 month period. The current fee of 0.75% would only increase if performance exceeds benchmark by 4% or more in a given 12-month period and would be less than the current fee if performance does not exceed benchmark by 3% in a given 12-month period.


     Under this arrangement, the investment advisory fee would never be greater than 1.35% nor less than 0.35% of each of the Growth, Mid Cap and Small Cap Value Funds' average daily net assets for the preceding month. The table below details the performance based fee arrangements.

     Percentage Point Difference Between
     Fund Performance (Net of
     Expenses Including Advisory                                   Performance
     Fees) and Change in                         Basic             Adjustment          Total
     Benchmark Index                              Fee                 Rate          Advisory Fee
     ---------------                              ---                 ----          ------------
     +9% or more......................           0.85%               0.50%             1.35%

     +8% or more but less than +9%....           0.85%               0.40%             1.25%

     +7% or more but less than +8%....           0.85%               0.30%             1.15%

     +6% or more but less than +7%....              0.85%              0.20%             1.05%

     +5% or more but less than +6%....              0.85%              0.10%             0.95%

     +4% or more but less than +5%....              0.85%               None             0.85%

     +3% or more but less than +4%....              0.85%             -0.10%             0.75%

     +2% or more but less than +3%....              0.85%             -0.20%             0.65%

     +1% or more but less than +2%....              0.85%             -0.30%             0.55%

     +0% or more but less than +1%....              0.85%             -0.40%             0.45%

     Less than 0%.....................              0.85%             -0.50%             0.35%

     From January 1, 2001 through December 31, 2001 Numeric has agreed to waive its advisory fee and/or reimburse expenses (other than brokerage commissions, extraordinary items, interest and taxes) in an aggregate amount equal to the amount by which the Growth, Mid Cap and/or Small Cap Value Funds' total operating expenses (other than investment advisory fees, brokerage commissions, extraordinary items, interest and taxes) exceeds a total operating expense ratio (other than investment advisory fees, brokerage commissions, extraordinary items, interest and taxes) of 0.50% of such Fund's average daily net assets.

     For the fiscal years ended August 31, 1997, 1998 and 1999, the Funds paid Numeric advisory fees and Numeric waived advisory fees and reimbursed expenses in excess of its advisory fees as follows:

                                        Advisory Fees Paid (after
                                               waivers and
Fund                                         reimbursements)                Waivers                 Reimbursements
------------------------------------------------------------------------------------------------------------------
Fiscal year ended August 31, 1999
Micro Cap                                       $630,289                     $125,805                      $     0
Growth                                          $451,504                     $121,919                      $     0
Mid Cap                                         $488,857                     $171,847                      $     0
Larger Cap Value                                $ 77,347                     $ 73,497                      $ 6,861
Small Cap Value*                                $    931                     $ 54,759                      $14,836
Fiscal year ended August 31, 1998
Micro Cap                                       $912,750                     $140,740                      $     0
Growth                                          $782,298                     $121,746                      $     0
Mid Cap                                         $675,595                     $136,503                      $     0
Larger Cap Value**                              $ 35,168                     $ 46,328                      $30,869
Fiscal year ended August 31, 1997
Micro Cap                                       $248,284                     $120,320                      $     0
Growth                                          $355,843                     $153,302                      $     0
Mid Cap                                         $ 90,762                     $ 92,307                      $21,893

*    The Small Cap Value Fund commenced operations on November 30, 1998.
**   The Larger Cap Value Fund commenced operations on December 9, 1997.

     The Funds bear all of their own expenses not specifically assumed by Numeric. General expenses of RBB not readily identifiable as belonging to a portfolio of RBB are allocated among all investment portfolios by or under the direction of RBB's Board of Directors in such manner as the Board determines to be fair and equitable. Expenses borne by a Fund include, but are not limited to the expenses listed in the prospectus and the following (or a Fund's share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by a Fund and any losses incurred in connection therewith; (b) expenses of organizing RBB that are not attributable to a class of RBB; (c) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against RBB or a Fund for violation of any law; (d) any extraordinary expenses; (e) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (f) costs of mailing and tabulating proxies and costs of shareholders' and directors' meetings; and (g) the cost of investment company literature and other publications provided by RBB to its directors and officers. Distribution expenses, transfer agency expenses, expenses of preparation, printing and mailing prospectuses, statements of additional information, proxy statements and reports to shareholders, and organizational expenses and registration fees, identified as belonging to a particular class of RBB, are allocated to such class.

     Under the Advisory Agreements, Numeric will not be liable for any error of judgment or mistake of law or for any loss suffered by RBB or the Funds in connection with the performance of an Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Numeric in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

     The Advisory Agreements for the Micro Cap, Growth and Mid Cap Funds were approved on April 24, 1996 by vote of RBB's Board of Directors, including a majority of those directors who are not parties to the Advisory Agreements or interested persons (as defined in the 1940 Act) of such parties. The Advisory Agreement for the Larger Cap Value Fund was similarly approved on October 15, 1997. The Advisory Agreement for the Small Cap Value Fund was similarly approved on October 28, 1998. The Advisory Agreements are terminable by vote of RBB's Board of Directors or by the holders of a majority of the outstanding voting securities of the Funds, at any time without penalty, on 60 days' written notice to Numeric. The Advisory Agreements for the Micro Cap, Growth and Mid Cap Funds became effective on May 20, 1996 and were approved by written consent of the sole shareholder of each of the Micro Cap, Growth and Mid Cap Funds on May 28, 1996. The Advisory Agreement for the Larger Cap Value Fund became effective on December 1, 1997 and was approved by written consent of the sole shareholder of the Fund on December 1, 1997. The Advisory Agreement for the Small Cap Value Fund became effective on November 30, 1998 and was approved by written consent of the sole shareholder of the Fund on November 30, 1998. The Advisory Agreements terminate automatically in the event of assignment thereof.

     The Advisory Agreements provide that Numeric shall at all times have all rights in and to each Fund's name and all investment models used by or on behalf of the Funds. Numeric may use each Fund's name or any portion thereof in connection with any other mutual fund or business activity without the consent of any shareholder, and RBB has agreed to execute and deliver any and all documents required to indicate its consent to such use.

     The Advisory Agreements further provide that no public reference to, or description of, Numeric or its methodology or work shall be made by RBB, whether in the Prospectus, Statement of Additional Information or otherwise, without the prior written consent of Numeric, which consent shall not be unreasonably withheld. In each case, RBB has agreed to provide Numeric a reasonable opportunity to review any such reference or description before being asked for such consent.

Custodian Agreements

     Custodial Trust Company ("CTC") is custodian of the Funds' assets pursuant to custodian agreements dated as of May 20, 1996, as amended (the "Custodian Agreements"). Under the Custodian Agreements, CTC (a) maintains a separate account or accounts in the name of each of the Funds, (b) holds and transfers portfolio securities on account of each of the Funds, (c) accepts receipts and makes disbursements of money on behalf of each of the Funds, (d) collects and receives all income and other payments and distributions on account of each of the Funds' portfolio securities and (e) makes periodic reports to RBB's Board of Directors concerning the Funds' operations. CTC is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Funds, provided that CTC remains responsible for the performance of all its duties under the Custodian Agreements and holds RBB harmless from the acts and omissions of any sub-custodian. For its services to the Funds under the Custodian Agreements, CTC receives a fee calculated at .03% of each Fund's average daily net assets.

Transfer Agency Agreements

     PFPC Inc. ("PFPC"), an affiliate of PNC Bank, serves as the transfer and dividend disbursing agent for the Funds pursuant to a Transfer Agency Agreement dated August 16, 1988, as supplemented (collectively, the "Transfer Agency Agreement"). Under the Transfer Agency Agreement, PFPC (a) issues and redeems Shares of each of the Funds, (b) addresses and mails all communications by the Funds to record owners of shares of the Funds, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (c) maintains shareholder accounts and, if requested, sub-accounts and (d) makes periodic reports to RBB's Board of Directors concerning the operations of the Funds. For its services to the Funds under the Transfer Agency Agreement, PFPC receives a fee at the annual rate of $10 per account for the Funds, exclusive of out-of-pocket expenses, and also receives reimbursement of its out-of-pocket expenses.

Co-Administration Agreements

     Bear Stearns Funds Management Inc. ("BSFM") serves as co-administrator to the Funds pursuant to Co-Administration Agreements dated April 24, 1996, as amended, for each of the Funds (the "BSFM Co-Administration Agreements"). BSFM has agreed to assist each of the Funds in all significant aspects of their administration and operations. The BSFM Co-Administration Agreements provide that BSFM shall not be liable for any error of judgment or mistake of law or any loss suffered by RBB or the Funds in connection with the performance of the agreement, except a loss resulting from willful misfeasance, bad faith or negligence, or reckless disregard of its duties and obligations thereunder. In consideration for providing services pursuant to the BSFM Co-Administration Agreements, BSFM receives a fee with respect to each of the Funds calculated at an annual rate of .05% of the first $150 million of each Fund's average daily net assets and .02% on all assets above $150 million.

     PFPC also serves as co-administrator to Funds pursuant to Co-Administration Agreements dated as of April 24, 1996, as amended (the "PFPC Co-Administration

Agreements"). PFPC has agreed to calculate the Funds' net asset values, provide all accounting services for the Funds and assist in related aspects of the Funds' operations. The PFPC Co-Administration Agreements provide that PFPC shall not be liable for any error of judgment or mistake of law or any loss suffered by RBB or the Funds in connection with the performance of the agreement, except a loss resulting from willful misfeasance, bad faith or negligence, or reckless disregard of its duties and obligations thereunder. In consideration for providing services pursuant to the PFPC Co-Administration Agreements, PFPC receives a fee with respect to each of the Funds calculated at an annual rate of
 .125% of each Fund's average daily net assets, exclusive of out-of-pocket expenses and pricing charges. PFPC is currently waiving fees in excess of .115% of each Fund's average daily net assets.

     For the fiscal years ended August 31, 1997, 1998 and 1999, the Funds paid administration fees to PFPC and BSFM, and PFPC waived administration fees as follows:

                                     Co-Administration Fees
Fund                                  Paid (After Waivers)                Waivers                     Reimbursements
---------------------------------------------------------------------------------------------------------------------
For the fiscal year ended August 31, 1999.
(PFPC)
-----
Micro Cap                                   $115,935                      $ 10,081                          $0
Growth                                      $ 87,944                      $  7,646                          $0
Mid Cap                                     $103,317                      $  8,809                          $0
Larger Cap Value                            $ 37,498                      $ 37,501                          $0
Small Cap Value*                            $ 28,123                      $ 28,126                          $0
(BSFM)
-----
Micro Cap                                   $ 50,406                      $      0                          $0
Growth                                      $ 38,228                      $      0                          $0
Mid Cap                                     $ 44,047                      $      0                          $0
Larger Cap Value                            $ 10,056                      $      0                          $0
Small Cap Value*                            $  3,775                      $      0                          $0
For the fiscal year ended August 31, 1998
(PFPC)
-----
Micro Cap                                   $161,535                      $14,047                           $0
Growth                                      $138,620                      $12,054                           $0
Mid Cap                                     $124,522                      $11,179                           $0
Larger Cap Value**                          $ 27,114                      $27,119                           $0
(BSFM)
-----
Micro Cap                                   $ 70,233                      $     0                           $0
Growth                                      $ 60,270                      $     0                           $0
Mid Cap                                     $ 54,025                      $     0                           $0
Larger Cap Value**                          $  5,433                      $     0                           $0
For the fiscal year ended August 31, 1997.
(PFPC)
-----
Micro Cap                                   $ 61,461                      $26,117                           $0
Growth                                      $ 73,540                      $20,169                           $0
Mid Cap                                     $ 39,724                      $35,276                           $0
(BSFM)
-----
Micro Cap                                   $ 24,574                      $     0                           $0
Growth                                      $ 33,943                      $     0                           $0
Mid Cap                                     $ 12,203                      $     0                           $0

*    The Small Cap Value Fund commenced operations on November 30, 1998.
**   The Larger Cap Value Fund commenced operations on December 9, 1997.

Administrative Services Agent


     Provident Distributors, Inc. ("PDI") provides certain administrative services to the Funds that are not provided by BSFM or PFPC. These services include furnishing data processing and clerical services, acting as liaison between the Funds and various service providers and coordinating the preparation of proxy statements and annual, semi-annual and quarterly reports. As compensation for such administrative services, PDI is entitled to a monthly fee calculated at the annual rate of .15% of each Fund's average daily net assets. PDI is currently waiving fees in excess of .03% of each fund's average daily net assets for open funds and .02% of each closed fund's average daily net assets.

     Prior to May 29, 1998, Counsellors Funds Service, Inc. ("Counsellors Service"), a wholly-owned subsidiary of Warburg Pincus Asset Management, Inc. ("Warburg"), acted as Administrative Services Agent pursuant to the same compensation arrangement as for PDI.

     For the fiscal years ended August 31, 1997, 1998 and 1999, the Funds paid administrative services fees to PDI and Counsellors Service, and PDI and Counsellors Service waived administrative services fees as follows:

                                          Administrative Services
                 Fund                    Fees Paid (After Waivers)            Waivers                Reimbursements
-------------------------------------------------------------------------------------------------------------------
For the fiscal year ended August 31, 1999
(PDI)
----
Micro Cap                                        $20,163                     $131,056                     $0
Growth                                           $15,292                     $ 99,393                     $0
Mid Cap                                          $26,428                     $105,713                     $0
Larger Cap Value                                 $ 6,034                     $ 24,135                     $0
Small Cap Value*                                 $ 2,265                     $  9,059                     $0
For the period from May 29, 1998 through August 31, 1998
(PDI)
----
Micro Cap                                        $ 6,924                     $ 44,172                     $0
Growth                                           $ 5,888                     $ 37,315                     $0
Mid Cap                                          $11,064                     $ 44,256                     $0
Larger Cap Value**                               $ 1,919                     $  7,678                     $0
For the period from September 1, 1997 through May 29, 1998
(Counsellors Service)
--------------------
Micro Cap                                        $31,920                     $127,682                     $0
Growth                                           $27,521                     $110,085                     $0
Mid Cap                                          $21,420                     $ 85,680                     $0
Larger Cap Value**                               $ 1,341                     $  5,361                     $0
For  the fiscal year ended August 31, 1997
(Counsellors Service)
--------------------
Micro Cap                                        $14,744                     $ 58,977                     $0
Growth                                           $20,366                     $ 81,463                     $0
Mid Cap                                          $ 7,323                     $ 29,291                     $0

*    The Small Cap Value Fund commenced operations on November 30, 1998.
**   The Larger Cap Value Fund commenced operations on December 9, 1997.

Distributor

     PDI serves as distributor of the Shares pursuant to the terms of a distribution agreement dated as of June 25, 1999 (the "Distribution Agreement") entered into by PDI and RBB. No compensation is payable by RBB to PDI for distribution services with respect to the Funds. Counsellors Securities Inc. ("Counsellors") served as distributor of the Shares prior to May 29, 1998.

                               FUND TRANSACTIONS

     Subject to policies established by the Board of Directors and applicable rules, Numeric is responsible for the execution of portfolio transactions and the allocation of brokerage transactions for the Funds. In executing portfolio transactions, Numeric seeks to obtain the best price and most favorable execution for the Funds, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. While Numeric generally seeks reasonably competitive commission rates, payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions.

     No Fund has any obligation to deal with any broker or group of brokers in the execution of portfolio transactions. Numeric may, consistent with the interests of the Funds and subject to the approval of the Board of Directors, select brokers on the basis of the research, statistical and pricing services they provide to the Funds and other clients of Numeric. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by Numeric under its respective contracts. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that Numeric, as applicable, determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of Numeric, as applicable, to a Fund and its other clients and that the total commissions paid by a Fund will be reasonable in relation to the benefits to a Fund over the long-term.

     For the fiscal year ended August 31, 1999, the Funds paid aggregate commissions to brokers on account of research services as follows:

              Fund                  Brokerage Commissions
              ---------------------------------------------
              Micro Cap                     $140,589
              Growth                        $ 75,767
              Mid Cap                       $ 72,732
              Larger Cap Value              $ 17,107
              Small Cap Value               $  5,230

     Corporate debt and U.S. Government securities and many micro- and small-cap stocks are generally traded on the over-the-counter market on a "net" basis without a stated commission, through dealers acting for their own account and not as brokers. The Funds will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer in debt, micro- or small-cap securities will generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer's normal profit.

     Numeric may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from the Funds prior to their maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that the Funds' anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that the Funds would incur a capital loss in liquidating commercial paper (for which there is no established market), especially if interest rates have risen since acquisition of the particular commercial paper.

     Investment decisions for the Funds and for other investment accounts managed by Numeric are made independently of each other in the light of differing conditions. However, the same investment decision may occasionally be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount according to a formula deemed equitable to each such account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Fund is concerned, in other cases it is believed to be beneficial to the Funds. The Funds will not purchase securities during the existence of any underwriting or selling group relating to such security of which Numeric or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by RBB's Board of Directors pursuant to Rule 10f-3 under the 1940 Act.

     In no instance will portfolio securities be purchased from or sold to PDI, PNC Bank or Numeric or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law.

     For the fiscal years ended August 31, 1997, 1998 and 1999, the Funds paid brokerage commissions on behalf of the Funds as follows:

                                                Aggregate
                                               Commissions
          Fund                         1997        1998        1999
          -------------------------------------------------------------
          Micro Cap                    $16,350     $706,342    $568,754
          Growth                       $27,840     $512,762    $395,555
          Mid Cap                      $14,821     $508,568    $514,406
          Larger Cap Value*            $   N/A     $ 45,723    $114,975
          Small Cap Value**            $   N/A     $    N/A    $ 58,795

 *The Larger Cap Value Fund commenced operations on December 9, 1997. **The Small Cap Value Fund commenced operations on November 30, 1998.

     The Funds are required to identify any securities of RBB's regular broker dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Funds as of the end of the most recent fiscal year. As of August 31, 1999, the following Funds held the following securities:

Fund                             Security                             Value
-------------------------------------------------------------------------------
Mid Cap                          Bear Stearns Companies Inc. (The)    $187,312
                                 Lehman Brothers Holdings Inc.         478,375

Larger Cap Value                 Bear Stearns Companies Inc. (The)    $120,712
                                 Lehman Brothers Holdings Inc.         123,625
                                 Morgan Stanley, Dean Witter & Co.      34,325

                 ADDITIONAL INFORMATION CONCERNING RBB SHARES


     RBB has authorized capital of 30 billion shares of Common Stock at a par value of $0.001 per share. Currently, 20.026 billion shares have been classified into 99 classes as shown in the table below. Shares of the Classes FF, GG, HH, XX and MMM Common Stock constitute the Micro Cap, Growth, Mid Cap, Larger Cap Value and Small Cap Value Funds, respectively. Under RBB's charter, the Board of Directors has the power to classify and reclassify any unissued shares of Common Stock from time to time.

                                             Number of                                                             Number of
                                             Authorized                                                            Authorized
Class of Common Stock                     Shares (millions)          Class of Common Stock                     Shares (millions)
--------------------------------------------------------------     -------------------------------------------------------------
A (Growth & Income)                                        100       YY (Schneider Capital Small Cap Value)          100
B                                                          100       ZZ                                              100
C (Balanced)                                               100       AAA                                             100
D  (Tax-Free)                                              100       BBB                                             100
E (Money)                                                  500       CCC                                             100
F (Municipal Money)                                        500       DDD (Boston Partners Institutional Micro
                                                                     Cap)                                            100
G (Money)                                                  500       EEE (Boston Partners Investors Micro Cap)       100
H (Municipal Money)                                        500       FFF                                             100
I (Sansom Money)                                          1500       GGG                                             100
J (Sansom Municipal Money)                                 500       HHH                                             100
K (Sansom Government Money)                                500       III (Boston Partners Institutional
                                                                     Market Neutral)                                 100
L (Bedford Money)                                         1500       JJJ (Boston Partners Investors Market
                                                                     Neutral)                                        100
M (Bedford Municipal Money)                                500       KKK (Boston Partners Institutional
                                                                     Long-Short Equity)                              100
N (Bedford Government Money)                               500       LLL (Boston Partners Investors
                                                                     Long-Short Equity)                              100
O (Bedford N.Y. Money)                                     500       MMM  (n/i numeric Small Cap Value)              100
P (RBB Government)                                         100       Class NNN (Bogle Institutional Small
                                                                     Cap Growth)                                     100
Q                                                          100       Class OOO (Bogle Investors Small Cap
                                                                     Growth)                                         100
R (Municipal Money)                                        500       Janney (Money)                                 3000
S (Government Money)                                       500       Janney (Municipal Money)                        200
T                                                          500       Janney (Government Money)                       700
U                                                          500       Janney (N.Y. Money)                             100
V                                                          500       Select (Money)                                  700
W                                                          100       Beta 2 (Municipal Money)                          1
X                                                           50       Beta 3 (Government Money)                         1
Y                                                           50       Beta 4 (N.Y. Money)                               1
Z                                                           50       Principal Class (Money)                         700
AA                                                          50       Gamma 2 (Municipal Money)                         1
BB                                                          50       Gamma 3 (Government Money)                        1
CC                                                          50       Gamma 4 (N.Y. Money)                              1
DD                                                         100       Delta 1 (Money)                                   1
EE                                                         100       Delta 2 (Municipal Money)                         1
FF (n/i numeric Micro Cap)                                  50       Delta 3 (Government Money)                        1

                                             Number of                                                             Number of
                                             Authorized                                                            Authorized
Class of Common Stock                     Shares (millions)          Class of Common Stock                     Shares (millions)
------------------------------------------------------------       --------------------------------------------------------------
GG (n/i numeric Growth)                          50                  Delta 4 (N.Y. Money)                              1
HH (n/i numeric Mid Cap)                                             Epsilon 1 (Money)                                 1
                                                 50
II                                              100                  Epsilon 2 (Municipal Money)                       1
JJ                                              100                  Epsilon 3 (Government Money)                      1
KK                                              100                  Epsilon 4 (N.Y. Money)                            1
LL                                              100                  Zeta 1 (Money)                                    1
MM                                              100                  Zeta 2 (Municipal Money)                          1
NN                                              100                  Zeta 3 (Government Money)                         1
OO                                              100                  Zeta 4 (N.Y. Money)                               1
PP                                              100                  Eta 1 (Money)                                     1
QQ (Boston Partners Institutional                                    Eta 2 (Municipal Money)                           1
Large Cap)                                      100

RR (Boston Partners Investors Large                                  Eta 3 (Government Money)                          1
Cap)                                            100

SS (Boston Partners Advisor Large                                    Eta 4 (N.Y. Money)                                1
Cap)                                            100

TT (Boston Partners Investors Mid                                    Theta 1 (Money)                                   1
Cap)                                            100

UU (Boston Partners Institutional                                    Theta 2 (Municipal Money)                         1
Mid Cap)                                        100

VV (Boston Partners Institutional                                    Theta 3 (Government Money)                        1
Bond)                                           100

WW (Boston Partners Investors Bond)             100                  Theta 4 (N.Y. Money)                              1

XX (n/i numeric Larger Cap)                      50

     The classes of Common Stock have been grouped into 15 separate "families"; the Cash Preservation Family, the Sansom Street Family, the Bedford Family, the Principal (Gamma) Family, the Janney Montgomery Scott Family, the Select (Beta) Family, the Schneider Capital Management Family, the n/i numeric family of funds, the Boston Partners Family, the Bogle Family, the Delta Family, the Epsilon Family, the Theta Family, the Eta Family, and the Zeta Family. The Cash Preservation Family represents interests in the Money Market and Municipal Money Market Portfolios; the Sansom Street Family represents interests in the Money Market, Municipal Money Market and Government Obligations Money Market Portfolios; the Bedford Family represents interests in the Money Market, Municipal Money Market and Government Obligations Money Market Portfolios; the n/i numeric investors family of funds represents interests in five non-money market portfolios; the Boston Partners Family represents interests in five non-money market portfolios; the Bogle Family represents interest in one non-money market portfolio; the Schneider Capital Management Family represents interests in one non-money market portfolio; the Janney Montgomery Scott Family, the Select (Beta) Family, the Principal (Gamma) Family and the Delta, Epsilon, Zeta, Eta and Theta Families represent interests in the Money Market, Municipal Money Market, New York Municipal Money Market and Government Obligations Money Market Portfolios.

     RBB does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. RBB's amended By-Laws provide that shareholders owning at least ten percent of the outstanding shares of all classes of Common Stock of RBB have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, RBB will assist in shareholder communication in such matters.

     Holders of shares of each class of RBB will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of RBB will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as RBB shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities, as defined in the 1940 Act, of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of such portfolio. However, the Rule also provides that the ratification of the selection of independent public accountants and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to portfolio.

     Notwithstanding any provision of Maryland law requiring a greater vote of shares of RBB's common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above), or by RBB's Articles of Incorporation, RBB may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock voting without regard to class (or portfolio). The name "n/i numeric investors" may be used in the name of other portfolios managed by Numeric.

                      PURCHASE AND REDEMPTION INFORMATION

     You may purchase shares through an account maintained by your brokerage firm and you may also purchase shares directly by mail or wire. The Funds reserve the right, if conditions exist that make cash payments undesirable, to honor any request for redemption or repurchase of a Fund's shares by making payment in whole or in part in securities chosen by RBB and valued in the same way as they would be valued for purposes of computing a Fund's net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. RBB has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that a Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of a Fund. A shareholder will bear the risk of a decline in market value and any tax consequences associated with a redemption in securities.

     Under the 1940 Act, the Company may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange, Inc. (the "NYSE") is closed (other than customary weekend and holiday closings), or during which the SEC restricts trading on the NYSE or determines an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Fund may also suspend the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

     Shares of the Company are subject to redemption by the Company, at the redemption price of such shares as in effect from time to time, including, without limitation: to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder as provided in the Prospectus from time to time; if such redemption is, in the opinion of the Company's Board of Directors, desirable in order to prevent the Company or any Fund from being deemed a "personal holding company" within the meaning of the Internal Revenue Code of 1986, as amended; or if the net income with respect to any particular class of common stock should be negative or it should otherwise be appropriate to carry out the Company's responsibilities under the 1940 Act.

     An illustration of the computation of the public offering price per share of each of the Funds, based on the value of the Funds' respective net assets as of August 31, 1999, is as follows:

                                                                                   Larger Cap       Small Cap
                                Micro Cap           Growth           Mid Cap         Value            Value
-------------------------------------------------------------------------------------------------------------------------
Net assets                         $76,348,825        $62,375,823      $49,155,781     $8,255,991      $11,498,290
Outstanding shares                 $ 4,235,134        $ 4,190,064      $ 2,910,851     $  622,361      $   894,247
Net asset value per share          $     18.03        $     14.89      $     16.89     $    13.27      $     12.86
Maximum sales charge                        --                 --               --             --               --
Maximum Offering Price to
Public                             $     18.03        $     14.89      $     16.89     $    13.27      $    12.86


                              VALUATION OF SHARES

     The net asset value per share of each Fund is calculated as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time) on each Business Day. "Business Day" means each weekday when the NYSE is open. Currently, the NYSE is closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when one of those holidays falls on a Saturday or Sunday. Securities which are listed on stock exchanges are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean of the bid and asked prices available prior to the evaluation. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange designated by the Board of Directors as the primary market. Securities traded in the over-the-counter market and listed on the National Association of Securities Dealers Automatic Quotation System ("NASDAQ") are valued at the last trade price listed on the NASDAQ at the close of regular trading (generally 4:00 p.m. Eastern Time); securities listed on NASDAQ for which there were no sales on that day and other over-the-counter securities are valued at the mean of the bid and asked prices available prior to valuation. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of RBB's Board of Directors. The amortized cost method of valuation may also be used with respect to debt obligations with sixty days or less remaining to maturity. Net asset value per share is calculated by adding the value of each Fund's securities, cash and other assets, subtracting the actual and accrued liabilities of the Fund, and dividing the result by the number of outstanding shares of the Fund.


     In determining the approximate market value of portfolio investments, the Funds may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on the Funds' books at their face value. Other assets, if any, are valued at fair value as determined in good faith by or under the direction of RBB's Board of Directors.

                            PERFORMANCE INFORMATION

     Total Return. For purposes of quoting and comparing the performance of the Funds to that of other mutual funds and to stock or other relevant indices in advertisements or in reports to shareholders, performance may be stated in terms of total return. Under the rules of the Securities and Exchange Commission, funds advertising performance must include total return quotes calculated according to the following formula:


                               P(1 + T)/n/ = ERV

     Where:    P        =      hypothetical initial payment of $1,000
               T        =      average annual total return
               n        =      number of years (1, 5 or 10)
               ERV      =      ending redeemable value at the end of the 1, 5 or
                               10 year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods.

     Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertisement for publication, and will cover one, five and ten year periods or a shorter period dating from the effectiveness of the Funds' registration statement. In calculating the ending redeemable value, the maximum sales load is deducted from the initial $1,000 payment and all dividends and distributions by the Funds are assumed to have been reinvested at net asset value, as described in the Prospectus, on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value. Any sales loads that might in the future be made applicable at the time to reinvestments would be included as would any recurring account charges that might be imposed by the Funds.

     The formula for calculating aggregate total return is as follows:

                                               ERV
                    Aggregate Total Return = [(----) - 1]
                                                P

     The calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges at the end of the measuring period.

     Performance. From time to time, the Funds may advertise their average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in a Fund from the beginning of the measuring period to the end of the measuring period. The figures reflect changes in the price of a Fund's shares assuming that any income dividends and/or capital gain distributions made by a Fund during the period were reinvested in shares of the Fund. Total return will be shown for recent one-, five- and ten-year periods, and may be shown for other periods as well (such as from commencement of a Fund's operations or on a year-by-year, quarterly or current year-to-date basis).

     When considering average total return figures for periods longer than one year, it is important to note that a Fund's annual total return for one year in the period might have been greater or less than the average for the entire period. When considering total return figures for periods shorter than one year, investors should bear in mind that the Funds seek long-term appreciation and that such return may not be representative of a Fund's return over a longer market cycle. The Funds may also advertise aggregate total return figures for various periods, representing the cumulative change in value of an investment in a Fund for the specific period (again reflecting changes in a Fund's share prices and assuming reinvestment of dividends and distributions). Aggregate and average total returns may be shown by means of schedules, charts or graphs, may indicate various components of total return (i.e., change in value of initial investment, income dividends and capital gain distributions) and would be quoted separately for each class of a Fund's shares.

     Calculated according to the SEC Rules, the average annual total returns for the Funds were as follows:

          Fund                                            Average Return
          --------------------------------------------------------------------
          For August 31, 1999.
          Micro Cap                                       21.97%
          Growth                                          12.66%
          Mid Cap                                         20.90%
          Larger Cap Value                                 7.79%
          Small Cap Value*                                  N/A
          For August 31, 1998.
          Micro Cap                                        9.29%
          Growth                                         (1.62)%
          Mid Cap                                         12.68%
          Larger Cap Value**                                N/A
          For August 31, 1997.
          Micro Cap                                       41.43%

          Fund                                            Average Return
          -------------------------------------------------------------------------
          Growth                                          27.86%
          Mid Cap                                         33.71%
          For the period June 3, 1996 (initial public offering) to August 31, 1996.
          Micro Cap                                         N/A
          Growth                                            N/A
          Mid Cap                                           N/A

          * The Small Cap Value Fund commenced operations on November 30, 1998. ** The Larger Cap Value Fund commenced operations on December 9, 1997.


     Calculated according to the above formula, the aggregate total return for the Funds was as follows:

          Fund                                                 Aggregate Return
          ------------------------------------------------------------------------
          For August 31, 1999.
          Micro Cap                                              56.09%
          Growth                                                 52.80%
          Mid Cap                                                41.61%
          Larger Cap Value                                       26.01%
          Small Cap Value*                                        7.17%
          For August 31, 1998.
          Micro Cap                                            (20.74)%
          Growth                                               (29.03)%
          Mid Cap                                               (8.97)%
          Larger Cap Value**                                    (9.67)%
          For August 31, 1997.
          Micro Cap                                              58.41%
          Growth                                                 37.69%
          Mid Cap                                                49.11%
          For the period June 3, 1996 (initial public offering) to August 31, 1996.
          Micro Cap                                             (2.75)%
          Growth                                                (1.33)%
          Mid Cap                                               (3.67)%

          * The Small Cap Value Fund commenced operations on November 30, 1998. ** The Larger Cap Value Fund commenced operations on December 9, 1997.

     Investors should note that total return figures are based on historical earnings and are not intended to indicate future performance.

     In reports or other communications to investors or in advertising material, the Funds may describe general economic and market conditions affecting the Funds and may compare their performance with (1) that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar investment services that monitor the performance of mutual funds or as set forth in the publications listed below; (2) with their benchmark indices, as well as the S&P 500 or (3) other appropriate indices of investment securities or with data developed by Numeric derived from such indices. Performance information may also include evaluation of the Funds by nationally recognized ranking services and information as reported in financial publications such as Business Week, Fortune, Institutional Investor, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, or other national, regional or local publications.

     In reports or other communications to investors or in advertising, the Funds may also describe the general biography or work experience of the portfolio managers of the Funds and may include quotations attributable to the portfolio managers describing approaches taken in managing the Funds' investments, research methodology, underlying stock selection or the Funds' investment objective. The Funds may also discuss the continuum of risk and return relating to different investments, and the potential impact of foreign stock on a portfolio otherwise composed of domestic securities. In addition, the Funds may from time to time compare their expense ratios to those of investment companies with similar objective and policies, as advertised by Lipper Analytical Services, Inc. or similar investment services that monitor mutual funds.

                                     TAXES

     The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to distribute out its income to shareholders each year, so that the Fund itself generally will be relieved of federal income and excise taxes. If the Fund were to fail to so qualify: (1) the Fund would be taxed at regular corporate rates without any deduction for distributions to shareholders; and (2) shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction.

                                 MISCELLANEOUS

     Counsel. The law firm of Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996, serves as counsel to RBB and RBB's non-interested directors.

     Independent Accountants. PricewaterhouseCoopers LLP, 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103, serves as RBB's independent accountants. PricewaterhouseCoopers LLP performs an annual audit of the RBB's financial statements.

                             FINANCIAL STATEMENTS

     The audited financial statements and notes thereto in the Funds' Annual Report to Shareholders (the "1999 Annual Report") for the fiscal year ended August 31, 1999 (the "Financial Statements") are incorporated by reference into this Statement of Additional Information. No other parts of the 1999 Annual Report are incorporated by reference herein. The financial statements included in the 1999 Annual Report have been audited by RBB's independent accountants, PricewaterhouseCoopers LLP. The reports of PricewaterhouseCoopers LLP are incorporated herein by reference, and such financial statements have been incorporated herein in reliance upon such reports given upon their authority as experts in accounting and auditing. Copies of the 1999 Annual Report may be obtained free of charge by telephoning PFPC at (800) 348-5031.

                                  APPENDIX A
                                  ----------


Commercial Paper Ratings
------------------------

            A Standard & Poor's commercial paper rating is a current opinion of the creditworthiness of an obligor with respect to financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

            "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

            "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

            "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

            "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

            "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

            "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

            Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

            "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

            "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

            "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

            "Not Prime" - Issuers do not fall within any of the Prime rating categories.


            The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

            "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

            "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

            "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

            "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

            "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

            "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

            "D-5" - Issuer failed to meet scheduled principal and/or interest payments.


            Fitch IBCA short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch IBCA for short-term obligations:

            "F1" - Securities possess the highest credit quality. This designation indicates the best capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

            "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

            "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

            "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

            "C" - Securities possess high default risk. This designation indicates that default is a real possibility and that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

            "D" - Securities are in actual or imminent payment default.


            Thomson Financial BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson Financial BankWatch:

            "TBW-1" - This designation represents Thomson Financial BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

            "TBW-2" - This designation represents Thomson Financial BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

            "TBW-3" - This designation represents Thomson Financial BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

            "TBW-4" - This designation represents Thomson Financial BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.


Corporate and Municipal Long-Term Debt Ratings
----------------------------------------------

            The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

            "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

            "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

            "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

            "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

            Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

            "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

            "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

            "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

            "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

            "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

            "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

            PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

            "c" - The 'c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

            "p" - The letter 'p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

            * Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

            "r" - The 'r' highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

            N.R. Not rated. Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

      The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

            "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

            "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

            "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

            "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

            "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" indicates poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

            Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

            Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

            The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

            "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

            "AA" - Debt is considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

            "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable in periods of greater economic stress.

            "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles. This is the lowest investment grade category.

            "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

            To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

            The following summarizes the ratings used by Fitch IBCA for corporate and municipal bonds:

            "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

            "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

            "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

            "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

            "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

            "B" - Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

            "CCC," "CC" and "C" - Bonds have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

            "DDD," "DD" and "D" - Bonds are in default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

            Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

            To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to denote relative standing within these major rating categories.

            'NR' indicates the Fitch IBCA does not rate the issuer or issue in question.

            'Withdrawn': A rating is withdrawn when Fitch IBCA deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

            RatingAlert: Ratings are placed on RatingAlert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. RatingAlert is typically resolved over a relatively short period.

            Thomson Financial BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

            "AAA" - This designation indicates that the ability to repay principal and interest on a timely basis is extremely high.

            "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

            "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

            "BBB" - This designation represents the lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

            "BB," "B," "CCC," and "CC" - These designations are assigned by Thomson Financial BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely repayment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

            "D" - This designation indicates that the long-term debt is in default.

            PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.


Municipal Note Ratings
----------------------

            A Standard and Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

            "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

            "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

            "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


            Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

            "MIG-1"/"VMIG-1" - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

            "MIG-2"/"VMIG-2" - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

            "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

            "MIG-4"/"VMIG-4" - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

            "SG" - This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

            Fitch IBCA and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.